UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders of PayPal Holdings, Inc. (“PayPal” or the “Company”) held on May 23, 2018 (the “Annual Meeting”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved: (a) the amendment and restatement of the PayPal Holdings, Inc. 2015 Equity Incentive Award Plan (the “2015 Plan” and, as amended and restated, the “Amended Equity Plan”), and (b) the amendment and restatement of the PayPal Holdings, Inc. Employee Stock Purchase Plan (the “ESPP” and, as amended and restated, the “Amended ESPP”).

The Amended Equity Plan increased the number of shares of common stock of the Company (the “Shares”) reserved for issuance under the 2015 Plan by an additional 37 million Shares. The Amended Equity Plan also (i) takes into account the Tax Cuts and Jobs Act and the impact on Section 162(m) of the Internal Revenue Code, (ii) revised the minimum vesting provision to reflect that no portion of any awards granted under the 2015 Plan following the Annual Meeting shall vest before the one-year anniversary of the date of grant, with certain limited exceptions (the previous minimum vesting provision applied only to full value awards and allowed awards to become vested on one or more vesting dates over a period of not less than three years, or in the case of vesting based on attainment of performance based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated), (iii) revised the 2015 Plan to provide that dividend payments may not be made prior to vesting for all award types, (iv) revised the definition of “Effective Date” under the 2015 Plan to be the date the 2015 Plan was last approved by the Company’s stockholders, and (v) revised various other provisions related to the administration and interpretation of the 2015 Plan.

The Amended ESPP increased the number of Shares reserved for issuance under the ESPP by 50 million Shares. The amendment and restatement of the ESPP also included other administrative, clarifying, and conforming changes.

Summaries of the Amended Equity Plan and the Amended ESPP were also included as part of Proposal 3 and Proposal 4, respectively, in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 12, 2018 (the “Proxy Statement”). The summaries of the Amended Equity Plan and the Amended ESPP provided herein and those contained in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended Equity Plan and the Amended ESPP, which are respectively filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders:

1.
Elected the 11 director nominees proposed by the Company to serve as directors until the Company's 2019 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified;

2.	Approved the advisory vote on named executive officer compensation;

3.	Approved the PayPal Holdings, Inc. Amended and Restated 2015 Equity Incentive Award Plan;

4.	Approved the PayPal Holdings, Inc. Amended and Restated Employee Stock Purchase Plan;

5.	Ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for its fiscal year ending December 31, 2018;

6.	Did not approve the stockholder proposal regarding stockholder proxy access enhancement;

7.	Did not approve the stockholder proposal regarding political transparency; and

8.	Did not approve the stockholder proposal regarding human and indigenous peoples’ rights.

Set forth below with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1. Election of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Rodney C. Adkins	867,089,160	51,435,596	549,822	126,550,356
Wences Casares	912,956,968	5,570,388	547,222	126,550,356
Jonathan Christodoro	912,813,050	5,708,793	552,735	126,550,356
John J. Donahoe	816,354,432	101,011,503	1,708,643	126,550,356
David W. Dorman	904,859,900	13,669,908	544,770	126,550,356
Belinda J. Johnson	917,696,560	889,866	488,152	126,550,356
Gail J. McGovern	905,834,875	12,751,159	488,544	126,550,356
David M. Moffett	916,551,320	1,972,228	551,030	126,550,356
Ann M. Sarnoff	916,485,189	905,172	1,684,217	126,550,356
Daniel H. Schulman	895,274,459	23,267,206	532,913	126,550,356
Frank D. Yeary	917,425,881	1,098,554	550,143	126,550,356

2. Advisory Vote to Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
811,609,884	106,638,027	826,667	126,550,356

3. Approval of the PayPal Holdings, Inc. Amended and Restated 2015 Equity Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
792,458,444	125,864,223	751,911	126,550,356

4. Approval of the PayPal Holdings, Inc. Amended and Restated Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
905,856,576	12,679,943	538,059	126,550,356

5. Ratification of Appointment of Independent Auditor.

Votes For	Votes Against	Abstentions
1,033,561,364	11,025,744	1,037,826

6. Stockholder Proposal Regarding Stockholder Proxy Access Enhancement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,876,480	687,341,847	2,856,251	126,550,356

7. Stockholder Proposal Regarding Political Transparency.

Votes For	Votes Against	Abstentions	Broker Non-Votes
220,761,170	676,958,450	21,354,958	126,550,356

8. Stockholder Proposal Regarding Human and Indigenous Peoples’ Rights.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,142,149	843,558,598	22,373,831	126,550,356

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed with this report:

10.1	PayPal Holdings, Inc. Amended and Restated 2015 Equity Incentive Award Plan

10.2	PayPal Holdings, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: May 25, 2018	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary